UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): 04 September 2018

FUQUAN FINANCIAL COMPANY

(Exact name of registrant as specified in its charter)

NEVADA	000-55869	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

23 Corporate Plaza, Suite 150

Newport Beach, California 92660

(Address of Principal Executive Offices)

(949) 851-4300

(Registrant’s telephone number including area code)

SOUTHWESTERN WATER EXPLORATION CO.

2244 Faraday Avenue

Carlsbad, California 92008

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On 04 September 2018, Fuquan Financial Company, a Nevada corporation (the “Company”) dismissed Michael Gillespie & Associates, PLLC (“Gillespie”) as its independent registered public accounting firm. It is further noted that:

(i) Gillespie was appointed as our independent auditors on September 8, 2017 and issued audited consolidated financial statements for the Company as of March 31, 2017 and 2016, and the results of our operations, cash flows, and stockholder’s equity (deficit) for each of the years then ended (the “Financial Statements”).

(ii) The Financial Statements for the periods ended March 31, 2017 and 2016 were prepared assuming that the Company would continue as a going concern. Gillespie noted that the Company had limited operations and had not yet attained profitability. These and other factors raised substantial doubt about the Company’s ability to continue as a going concern. The Company’s plan regarding these matters was also described in the Notes to the Financial Statements. The Financial Statements did not include any adjustments that might result from the outcome of this uncertainty.

(iii) The Company’s Board of Directors recommended and approved the change in its independent registered public accounting firm.

(iv) During the fiscal years ended March 31, 2017 and 2016, and through 04 September 2018, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Gillespie would have caused them to make reference thereto in their reports on the financial statements for such periods. In addition, during that time there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v) On 05 September 2016 the Company provided Gillespie with its disclosures in the Current Report on Form 8-K disclosing the dismissal of Gillespie and requested in writing that Gillespie furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the letter, dated 05 September 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On 04 September 2018 the Company’s Board of Directors approved the engagement of Thayer O’Neal Company, LLC (“Thayer”) as its independent registered public accounting firm for the Company’s fiscal year ended 31 March 2018. During the fiscal years ended March 31, 2016, March 31, 2017, and March 31, 2018, and the subsequent interim period through 04 September 2018, the date of engagement of Thayer, the Company did not consult with Thayer regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or, (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

16.1	Letter from Gillespie dated 05 September 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 07 September 2018	FUQUAN FINANCIAL COMPANY

	By:	/s/ Meihua Li
Meihua Li,
Chief Executive Officer

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